SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): July 1, 2002


                       PACKAGING DYNAMICS CORPORATION
                   -------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-49741                 32-0009217
        ------------                ----------              --------------
(State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)               Number)             Identification No.)



               3900 West 43rd Street
                 Chicago, Illinois                              60632
     ------------------------------------------                -------
      (Address of Principal Executive Offices)                (Zip Code)


     Registrant's telephone number, including area code: (773) 843-8000

                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events.

         On July 1, 2002, Packaging Dynamics Corporation, a Delaware corporation (the "Company"), issued a press release announcing the completion of the distribution by Ivex Packaging Corporation, a Delaware corporation ("Ivex"), of 4,548,050 shares of the Company's common stock to stockholders and certain option holders of Ivex. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7 (c).  Exhibits.


   99      Press release issued by Packaging Dynamics Corporation, dated
           July 1, 2002






                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PACKAGING DYNAMICS CORPORATION


Date:  July 15, 2002                 By: /s/ Phillip D. Harris
                                         ---------------------------------------
                                     Name:  Phillip D. Harris
                                     Title: President and Chief Executive
                                            Officer





                               EXHIBIT INDEX


    Exhibit
    Number      Description
  ----------    --------------
      99        Press release issued by Packaging Dynamics
                Corporation, dated July 1, 2002